UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                           FORM 8-K/A
                         Amendment No. 1
                           to Form 8-K
                         CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934.


Date of Report (Date of earliest event reported) December 11, 1995.



                      L. LURIA & SON, INC.
     (Exact name of registrant as specified in its charter)

FLORIDA                         1-8057         59-0620505

(State of incorporation)      (Commission    (IRS Employer
                              File Number)   Identification No.)


5770 Miami Lakes Drive, Miami Lakes, Florida      33014

(Address of principal executive offices)          (zip code)

                         (305) 557-9000

      (Registrant's telephone number, including area code)





















ITEM 4.   Changes in Registrant's Certifying Accountant

(a) On December 11, 1995, L. Luria & Son, Inc. (the "Registrant") dismissed the accounting firm of KPMG Peat Marwick LLP as independent accountants for the Registrant for the current fiscal year ending February 3, 1996. The accountant's reports on the financial statements for the past two fiscal years preceding the dismissal of KPMG Peat Marwick LLP did not contain an adverse opinion or a disclaimer of opinion, audit scope or accounting principles. The decision to change accountants was recommended and approved by the Board of Directors. During the most recent two fiscal years and the subsequent interim periods preceding the dismissal of KPMG Peat Marwick LLP there have been no disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, or accounting scope or procedure. In addition, no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Act, occurred during such periods.

     The Registrant has requested that KPMG Peat Marwick LLP furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of the KPMG Peat Marwick LLP letter to the Securities and Exchange Commission dated December 19, 1995 is filed as Exhibit 16 on this Form 8-K/A.

(b) On December 11, 1995 the Registrant engaged the accounting firm of Deloitte & Touche as independent accountants for the Registrant for the current fiscal year ending February 3, 1996. This engagement was approved by the Board of Directors.


ITEM 7.   Financial Statements and Exhibits

(c)  Exhibits

     Exhibit 16     Letter re change in Certifying Accountant

















                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   L. LURIA & SON, INC.



                                   /s/ Peter Luria
Date:  December 19, 1995           Peter Luria
                                   President and Chief Operating
                                   Officer









































                          EXHIBIT INDEX

Exhibit No.                                            Page

16  Letter re Change in Certifying Accountants


















































December 19, 1995



Securities and Exchange Commission
Washington, D.C.  20549


Gentlemen:

We were previously principal accountants for L. Luria & Son, Inc. (the "Company") and, under the date of March 24, 1995, we reported on the consolidated financial statements of L. Luria & Son, Inc. as of and for the year ended January 28, 1995. On December 11, 1995, we were dismissed as the Company's independent public accountants. We have read the Company's statements included under Item 4 paragraph (a) of its Form 8-K/A dated December 19, 1995, and we agree with such statements except that we have no basis for agreeing or disagreeing with the Company's statement in paragraph
(a) regarding approval by the Board of Directors to change accountants.

Very truly yours,



KPMG Peat Marwick LLP